SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
The Securities Exchange Act of 1934, as amended

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

Royale Energy, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the fling fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
Royale Energy, Inc.

DATE:	September 1, 2005
TIME:	11:00 a.m.
PLACE:	Hilton Hotel Chicago
720 South Michigan Ave
Chicago, Illinois 60605

Matters to be Voted on:

1. Election of seven directors to serve for the ensuing year;

2. Transaction of such other business as may properly come before the meeting and any adjournment thereof.

Who May Attend and Vote at the Meeting

Shareholders of record at the close of business on August 2, 2005, and valid proxy holders may attend and vote at the meeting. If your shares are registered in the name of a brokerage firm or trustee and you plan to attend the meeting, please obtain from the firm or trustee a letter or other evidence of your beneficial ownership of those shares to facilitate your admittance to the meeting.

By Order of the Board of Directors,

Donald H. Hosmer
President and CEO

Date: August 1, 2005

1

PROXY STATEMENT

Royale Energy's board of directors solicits your proxy, using the enclosed proxy card, for use at the annual meeting of shareholders to be held September 1, 2005, and at any adjournment thereof. This proxy statement has information about the annual meeting and was prepared by Royale Energy's management for the board of directors. Your vote at the annual meeting is important to us. Please vote your shares of common stock by completing the enclosed proxy card and returning it to us in the enclosed envelope.

GENERAL INFORMATION

The only items of business which management intends to present at the meeting are listed in the preceding Notice of Annual Meeting of Shareholders and are explained in more detail on the following pages. By returning your signed proxy, you authorize management to vote your shares as you indicate on these items of business and to vote your shares in accordance with management's best judgment in response to proposals initiated by others at the meeting.

1) Changing or Revoking Your Proxy Vote

You may revoke your signed proxy at any time before it is exercised at the annual meeting. You may do this by advising Royale Energy's secretary in writing of your desire to revoke your proxy, or by submitting a duly executed proxy bearing a later date. We will honor the proxy card with the latest date. You may also revoke your proxy by attending the annual meeting and indicating that you wish to vote in person.

2) Who may Vote

Each shareholder of record at the close of business on August 2, 2005, is entitled, for each share then held, to one vote on each proposal or item that comes before the annual meeting, except that under certain circumstances shareholders may be entitled to cumulate their votes in voting for directors. (See Proposal 1: Election of Directors.) On July 27, 2005, Royale Energy had outstanding 7,892,725 shares of common stock, 6,122 shares of Series A convertible preferred stock, and 57,416 shares of Series AA convertible preferred stock entitled to vote at the meeting.

3) Voting in Person

Although we encourage you to complete and return your proxy to ensure that your vote is counted, you can attend the annual meeting and vote your shares in person.

2

4) How your Votes are Counted

We will hold the annual meeting on September 1, 2005, if holders of a majority of the shares of common stock entitled to vote either sign and return their proxy cards or attend the meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the matters listed on the proxy card.

If you mark "Abstain" with respect to any proposal on your proxy, your shares will be counted in the number of votes cast, but will not be counted as votes for or against the proposal. If a broker or other nominee holding shares for a beneficial owner does not vote on a proposal, the shares will not be counted in the number of votes cast.

This proxy statement and the accompanying proxy form were first mailed on or about August 4, 2005, to shareholders entitled to vote at the meeting.

ITEMS OF BUSINESS

Proposal 1: ELECTION OF DIRECTORS

Seven directors will be elected to serve on our board of directors until the next annual meeting of shareholders or until their successors are elected and qualified. All seven of the currently serving directors have been nominated for reelection.

a) The Director Nomination Process

All of the nominees for our board of directors were approved unanimously by the four independent members of our board of directors. All nominees are current board members who are standing for re-election, and all nominees have been members of our board since at least 1998. The board has not solicited nor received any nominations or recommendations for director from other shareholders.

b) Voting

The seven nominees receiving the highest number of votes will be elected. Signed proxies received will be voted for the election of the nominees listed in this proxy statement, all of whom have agreed to serve if elected. Should any of the nominees become unavailable at the time of the meeting to accept nomination or election as a director, the proxy holders named in the enclosed proxy will vote for substitute nominees at their discretion. Votes withheld for a nominee will not be counted.

c) Cumulative Voting

Cumulative voting allows a shareholder to cast for any one or more candidates a number of votes greater than their number of shares. For cumulative voting to be in effect, at least one shareholder must give notice of their intent to cumulate votes prior to the commencement of voting. If any shareholder has given notice of the intent to cumulate votes, then each shareholder

3

has the right to give one candidate a number of votes equal to the number of directors to be elected (seven) multiplied by the number of shares held by the shareholder, or distributing such number of votes among as many candidates as the shareholder sees fit. For example, if you have 100 shares, you will have 700 votes. You can give all your votes to one nominee or distribute your votes among as many nominees as you would like.

d) Nominees for the Board of Directors

The board of directors recommends a vote FOR the election of each of the following seven nominees for director.

Proxies solicited by the board of directors will be voted in favor of each nominee unless shareholders specify otherwise in their proxies. The following pages describe the nominees for director, including their principal occupations for the past five years, certain other directorships, age, and length of service as director of Royale Energy. Membership on board committees, attendance at board and committee meetings, and ownership of stock in Royale Energy are indicated in separate sections following the individual resumes of the nominees.

Each nominee has agreed to be named in this proxy statement and to serve as a director if elected. The ages listed are as of May 1, 2005.

Nominees for Director

Name	Age	First Became Director or Executive Officer	Positions Held

Harry E. Hosmer (1)	74	1986	Chairman of the Board
Donald H. Hosmer(2)	51	1987	President and Director
Stephen M. Hosmer(2)	38	1996	Executive Vice President, Chief Financial Officer and Director
Oscar Hildebrandt (1) (2)	69	1995	Secretary and Director
Rodney Nahama	73	1994	Director
George M. Watters (1) (2)	85	1991	Director
Gilbert C. L. Kemp	71	1998	Director
(1) Member of the audit committee.
(2) Member of the compensation committee.

The board has determined that directors Oscar Hildebrandt, Rodney Nahama, George M. Watters and Gilbert C. L. Kemp are independent directors under Nasdaq rules.

4

e) Nominee Profiles

The following summarizes the business experience of each director and executive officer for the past five years.

Harry E. Hosmer - Chairman of the Board
Harry E. Hosmer has served as chairman since Royale Energy began in 1986, and from inception in 1986 until June 1995, he also served as president and chief executive officer.

Donald H. Hosmer - President, Chief Executive Officer, Secretary and Director

Donald H. Hosmer has served as an executive officer and director of Royale Energy since its inception in 1986, and in June 1995 he became president and chief executive officer. Prior to becoming president, he was executive vice president, responsible for marketing working interests in oil and gas projects developed by Royale Energy. He was also responsible for investor relations and communications. Donald H. Hosmer is the son of Harry E. Hosmer and brother of Stephen M. Hosmer.

Stephen M. Hosmer - Executive Vice President, Chief Financial Officer, Director

Stephen M. Hosmer joined Royale Energy as the management information systems manager in May 1988, responsible for developing and maintaining Royale Energy's computer software. Mr. Hosmer developed programs and software systems used by Royale Energy. From 1991 to 1995, he served as president of Royale Operating Company, Royale Energy's operating subsidiary. In 1995, he became chief financial officer of Royale Energy. In 1996, he was elected to the board of directors of Royale Energy. In 2003, he was elected executive vice president. Mr. Hosmer served seven years on the board of directors of Youth for Christ, a charitable organization in San Diego, California. Stephen M. Hosmer is the son of Harry E. Hosmer and brother of Donald H. Hosmer. Mr. Hosmer holds a Bachelor of Science degree in Business Administration from Oral Roberts University in Tulsa, Oklahoma, as well as earning his MBA degree via the prestigious President/Key Executive program at Pepperdine University in Malibu, California.

Oscar Hildebrandt, D.V.M. - Director

Dr. Hildebrandt served as an advisory member of Royale Energy's board of directors from 1994 to 1995 and became a director in 1995. He serves as chairman of Royale Energy's audit committee. Dr. Hildebrandt practiced veterinary medicine as President of Medford Veterinary Clinic, Medford, Wisconsin, from 1960 to 1990. Since 1990, Dr. Hildebrandt has engaged independently in veterinary practice consulting services. He has served on the board of directors of Fidelity National Bank - Medford, Wisconsin, and its predecessor bank from 1965 to the present and is past chairman of the board of the Bank. From 1990 to the present he has acted as a financial advisor engaged in private business interests. Dr. Hildebrandt received a Bachelor of Science degree from the University of Wisconsin in 1954 and a Doctor of Veterinary Medicine degree from the University of Minnesota in 1958.

5

Rodney Nahama - Director

Mr. Nahama was president and chief executive officer of Nahama & Weagant Energy Co. from 1971 until March 1994. Since March 1994, Mr. Nahama has pursued private business interests, including the provision of geologic consulting services to Royale Energy. Mr. Nahama holds a B.A. degree in geology from the University of California, Los Angeles, and an M.A. degree in geology from the University of Southern California. He was an independent exploration geologist from 1965 to 1971 and prior to that served as a geologist with Franco Western Oil Company from 1963 to 1965. Between 1957 and 1963, Mr. Nahama worked as an exploration geologist with Honolulu Oil Company, Getty Oil Company, and Sunray Oil Company. Mr. Nahama is a member of the American Association of Petroleum Geologists, the San Joaquin Geological Society, the California Independent Petroleum Association and the Independent Petroleum Association of America.

George M. Watters - Director

Mr. Watters has been retired from full time employment during the last five years. Mr. Watters retired from AMOCO Corporation in 1983 after serving for 24 years in senior management positions with AMOCO Corporation and its affiliates. From 1987 to the present Mr. Watters has managed his personal investments. Mr. Watters received his B.S. degree from Massachusetts Institute of Technology in 1942.

Gilbert C.L. Kemp - Director

Mr. Kemp has since 2002 served as an independent consultant for seismic operations in the oil and gas industry. He managed the California operations of Western Atlas, Inc., a New York Stock Exchange company from 1998 until 2002. Mr. Kemp was a founding member of 3-D Geophysical, Inc., where he served as Vice President from 1996 until March 1998. In March 1998 3-D Geophysical, whose stock had been listed on the Nasdaq National Market System since February 1996, merged with Western Atlas, Inc. During the years 1987 to 1995, Mr. Kemp served as president and CEO of Kemp Geophysical Corporation, which owned and operated seismic crews in the United States and Canada.

f) Board of Directors; Committee Assignments

Three meetings of the board of directors were held in 2004. All directors attended all of the 2004 board meetings.

Audit Committee

Purpose: To assist the board of directors in carrying out its responsibility as to the independence and competence of the Company's independent public accountants. The audit committee operates pursuant to an audit committee charter which has been adopted by the board of directors to define the committee's responsibilities. A copy of the audit committee charter is posted on our website, www.royl.com. The board has determined that Oscar Hildebrand qualifies as a

6

"audit committee financial expert" as defined in Item 401(e) of Regulation S-B, promulgated by the Securities and Exchange Commission.

Number of Meetings Held in 2004: 10

2004 Members:	Harry E. Hosmer
George M. Watters
Oscar Hildebrandt

Attendance: All committee members attended all of the committee meetings held in 2004.

Compensation Committee

Purpose: To review and make recommendations to the board of directors on setting the salaries of the company's officers and the compensation to be paid to members of the board of directors who are not employees of the Company.

2004 Members:	Rodney Nahama
Oscar A. Hildebrandt
Donald E. Hosmer
Stephen M. Hosmer

Number of Meetings Held in 2004: 1

Attendance: All committee members attended the committee meeting held in 2004.

No Compensation Committee Interlocks

None of our executive officers has served on the board of directors or on the compensation committee for any other entity in which any member of our board is an officer in the last fiscal year.

g) Executive Compensation

The following table summarizes the compensation of the chief executive officer and the other most highly compensated executive officers of Royale Energy and its subsidiaries during the past year.

7

Summary Compensation Table

		Annual Compensation			Long Term Compensation
(a)	(b)	(c)	(d)	(e)	(i)
	Year	Salary	Bonus	Other Annual Compensation	All Other Compensation
Donald Hosmer	2004	$185,143	$ 85,000	$ 0	$ 5,726
President	2003	$173,113	$150,000	$ 0	$ 579
	2002	$156,125	$ 50,000	$2,110	$ 0

Stephen Hosmer	2004	$175,223	$ 85,000	$ 0	$ 5,419
Exec. V.P. & CFO	2003	$158,309	$150,000	$ 0	$ 5,340
	2002	$132,492	$ 50,000	$1,418	$5,340

Other Annual Compensation: Under the terms of a plan adopted by the board of directors in 1989, each of the listed executives has elected to participate, at cost, in wells drilled by Royale Energy. See, Certain Relationships and Related Transactions on page 12. The costs that they incurred for interests acquired in wells pursuant to this policy are less than would have been the cost of purchasing an equivalent percentage as working interests in these wells which are sold to unaffiliated outside investors. Although the difference between the executives' actual cost and the cost incurred by outside investors possibly could be considered as additional compensation to them, Royale Energy's management does not believe that the amount of such difference should be treated as compensation. At any rate, management believes that the amount of the difference is insignificant. In addition, in 2002, Royale Energy had advanced funds to the executives to pay for their well participation interests. After adoption of the Sarbanes-Oxley Act of 2002, the Company discontinued making such advances and required the directors to repay all outstanding amounts advanced. The Other Annual Compensation for 2002 in the foregoing table consists of the amounts which the management believes may have been considered income to be imputed from such foregone interest. The imputed interest was estimated using approximate amounts due at the end of each period, as if that amount had been due for the entire period. Royale Energy used the imputed interest rate of 7% simple interest per annum.

All Other Compensation: Consists of Royale Energy's matching contribution to the company's simple IRA plan on behalf of the listed executives.

Royale Energy does not have employment agreements with any of its executives.

h) Compensation of Directors

Each director who is not an employee of Royale Energy receives a quarterly fee for his services, which in 2004 was set at $3,025. In addition, Royale Energy reimburses directors for the expenses they incur for their service. No directors received any stock options or stock appreciation rights in 2004.

8

i) Stock Options Granted in 2004

We granted no stock options, appreciation rights or other long term incentive plan awards to officers, directors, or employees during 2004.

j) Aggregated 2004 Option Exercises and Year-End Values

The following table summarizes number and value of shares of stock options exercised by the named executive officers in 2004 and the number and value of all unexercised stock options held by those executive officers at the end of 2004.

	Shares acquired on exercise	Value realized	Number of securities underlying unexercised options/SARS at 21/31/04 exercisable/ unexercisable	Value of unexercised in-the-money options/SARS at 12/31/04 exercisable/ unexercisable (2)
Donald H. Hosmer	11,078 (1)	$59,270	0/0	0/0
Stephen M. Hosmer	-	-	19,614/0	$111,218/0

(1) Donald Hosmer's options were repurchased by Royale Energy by paying the difference between the exercise price and the fair market value or our common stock on the repurchase date.

(2) The value of unexercised in-the-money options in the above table is based a stock price of $7.20 per share, which was our closing stock price on Nasdaq on December 31, 2004.

k) Compensation Committee Report

Our executive compensation policy is designed to motivate, reward and retain the key executive talent necessary to achieve our business objectives and contribute to our long-term success. Our compensation policy for our executive officers focuses primarily on determining appropriate salary levels and performance-based cash bonuses.

Policy

The Compensation Committee's primary responsibility is making recommendations to the Board of Directors relating to compensation of our officers. The Committee also makes recommendations to the Board of Directors regarding employee benefits, our defined benefit plans, defined contribution plans, and stock based plans.

Determination

To determine executive compensation, the Committee, in December each year, meets with our

9

officers to review our compensation programs, discuss the performance of the company, the duties and responsibilities of each of the officers pay levels and business results compared to others similarly situated within the industry. The committee the makes recommendations to the Board of Directors for any adjustment to the officers compensation levels.

Compensation Elements

Base

Base salaries for our executive officers are established based on the scope of their responsibilities, taking into account competitive market compensation paid by our peers. Base salaries are reviewed annually. The salaries we paid to our most highly paid executive officers for the last three years are set forth in the Summary Compensation Table included under Executive Compensation in this Proxy Statement.

Bonus

The compensation committee meets annually to determine the quantity, if any, of the cash bonuses of executive officers. The amount granted is based, subjectively, upon the company's stock price performance, earnings, revenue, reserves and production. The committee does not use quantifiable metrics for these criteria; but rather uses each in balance to assess the strength of the company's performance. The committee believes that formulaic approaches to cash incentives can foster an unhealthy balance between short-term and long-term goals.

Stock Based Incentives

The company has not issued any new stock based compensation to any officers or directors in the preceding nine years and there are no outstanding stock options granted to officers prior to that time.

Agreements

The company has no employment agreements with any executive officer, nor does the company have a severance plan with any other employees. Each of the executive officers also serves on the Board of Directors

Compensation of Chief Executive Officer

During 2004, Donald H. Hosmer, our president and chief executive officer, received an annual base salary of $185,143, which represents a 7% increase from base salary compensation in 2003.  The company paid a cash bonus of $85,000 in 2004 compared to $150,000 in 2003.  The compensation committee did not use objective measures to determine salary and bonus in either year, but based their subjective determination on their view of fair compensation for performance given annual operating results.

10
Tax Deductibility

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally limits the deductibility of annual compensation paid to a company's chief executive officer and each of its other four most highly compensated executive officers to $1 million per covered executive for federal income tax purposes. We believe that the limitation has no impact to us with respect to fiscal year 2004.

Performance Graph

The following stock price performance graph is included in accordance with the SEC's executive compensation disclosure rules and is intended to allow stockholders to review Royale Energy's executive compensation policies in light of corresponding shareholder returns, expressed in terms of the appreciation of Royale Energy's common stock relative to two broad-based stock performance indices. The information is included for historical comparative purposes only and should not be considered indicative of future stock performance. The graph compares total return on $100 value of Royale Energy's common stock on December 31, 1999, with the cumulative total return of the Standard & Poor's Composite 500 Stock Index and the Dow Jones U.S. Exploration and Production Index (formerly Dow Jones Secondary Oils Stock Index) from December 31, 2000 through December 31, 2004.

The Royale Energy performance figures assume retention of stock dividends in 2001, 2002, 2003 and 2004 and a stock split in 2004.

(Chart contained in Original)

	1999	2000	2001	2002	2003	2004
Royale Energy, Inc.	$100	$290	$293	$268	$725	$571
S & P Composite 500 Stock Index	$100	$91	$80	$62	$80	$89
DJ US Exploration and Production Index	$100	$160	$147	$150	$196	$279

11

l) Security Ownership of Certain Beneficial Owners and Management

Common Stock

On July 27, 2005, 7,892,725 shares of Royale Energy's common stock were outstanding.

The following table contains information regarding the ownership of Royale Energy's common stock as of July 27, 2005, by:

i) each person who is known by Royale Energy to own beneficially more than 5% of the outstanding shares of each class of equity securities;

ii) each director of Royale Energy, and

iii)        all directors and officers of Royale Energy as a group. Except pursuant to applicable community property laws and except as otherwise indicated, each shareholder identified in the table possesses sole voting and investment power with respect to its or his shares. The holdings reported are based on reports filed with the Securities and Exchange Commission and the Company by the officers, directors and 5% shareholders pursuant to Section 16 of the Securities Exchange Act of 1934.

Shareholder	Number	Percent

Donald H. Hosmer	1,019,486	12.92%

Harry E. Hosmer	763,797	9.68%

Oscar A. Hildebrandt	75,735	Less than 1%

Stephen M. Hosmer	1,224,008	15.51%

Gilbert C. L. Kemp	17,962	Less than 1%

Rodney Nahama	27,459	Less than 1%

George M. Watters	58,841	Less than 1%

All officers and directors as a group	3,221,902	39.95%

(1) Includes shares which the listed shareholder has the right to acquire within 60 days after July 27, 2005, from options or warrants, as follows: Rodney Nahama 27,459, George M. Watters 58,841, and all officers and directors as a group 86,300.

(2) The mailing address of each listed shareholder is 7676 Hazard Center Drive, Suite 1500, San Diego, California 92108.

12

(3) Donald H. Hosmer and Stephen M. Hosmer are sons of Harry E. Hosmer, Chairman of the Board.

Preferred Stock

Holders of each series of Convertible Preferred Stock have voting rights equal to the number of shares into which they are convertible. On December 31, 2004, there were 6,122 shares of Series A and 57,416 shares of Series AA Convertible Preferred Stock outstanding. The shares of each series of Preferred shares are convertible into shares of Royale Energy's Common Stock at the option of the security holder, at the rate of two shares of Convertible Preferred Stock for each share of Common Stock. The Preferred Stock is not registered under the Securities Exchange Act of 1934, and no market exists for the Preferred Stock. The total number of shares of Common Stock issuable on conversion of all outstanding shares of Preferred Stock equals less than 1% of the outstanding Common Stock of Royale Energy. To Royale Energy's knowledge, none of the Preferred shareholders would own more than 1% of Royale Energy's Common Stock, if their Preferred shares were converted to Common shares.

m) Certain Relationships and Related Transactions

Dissolution of Affiliate Royale Petroleum Corporation

Prior to June 2004, the largest holder of our common stock was an affiliated company, Royale Petroleum Corporation. Royale Petroleum held 1,905,897 (33.9%) of our common shares. Royale Petroleum also had a minor investment in oil and gas property, and we filed consolidated tax returns with Royale Petroleum. Royale Petroleum was owned by our president, Donald H. Hosmer, and executive vice president, Stephen M. Hosmer.

In June 2004, Royale Energy acquired all of the assets of Royale Petroleum in exchange for shares of Royale Energy common stock. A total of 451 additional shares of Royale Energy were issued to Royale Petroleum in the exchange. Royale Petroleum was then dissolved, and all of the shares of Royale Energy stock held by Royale Petroleum were distributed to the two Royale Petroleum shareholders. The reasons for the consolidation were to streamline our organization and reduce our administrative costs.

Investments in Wells by Directors

In 1989, the board of directors adopted a policy (the "1989 policy") that permits each director and officer of Royale Energy to purchase from Royale Energy, at its cost, up to one percent (1%) fractional interest in any well to be drilled by Royale Energy. When an officer or director elects to make such a purchase, the amount charged per each percentage working interest is equal to Royale Energy's actual pro rata cost of drilling and completion, rather than the higher amount that Royale Energy charges to working interest holders for the purchase of a percentage working interest in a well. Of the current officers and directors, Donald Hosmer, Stephen Hosmer, Harry E. Hosmer, George Watters and Oscar Hildebrandt at various times have elected under the 1989 policy to purchase interests in certain wells Royale Energy has drilled.

13

Under the 1989 policy, officers and directors may elect to participate in wells at any time up until drilling of the prospect begins. Participants are required to pay all direct costs and expenses through completion of a well, whether or not the well drilling and completion expenses exceed Royale Energy's cost estimates, instead of paying a set, turnkey price (as do outside investors who purchase undivided working interests from Royale Energy). Thus, they participate on terms similar to other oil and gas industry participants or joint venturers. Participants are invoiced in advance for their share of estimated direct costs of drilling and completion and later actual costs are reconciled, as Royale Energy incurs expenses and participants make further payments as necessary.

Officer and director participants under this program do not pay some expenses paid by outside, retail investors in working interests, such as sales commissions, if any, or marketing expenses. The outside, turnkey drilling agreement investors, on the other hand, are not obligated to pay additional costs if a drilling project experiences cost overruns or unanticipated expenses in the drilling and completion stage. Accordingly, Royale Energy's management believes that its officers and directors who participate in wells under the Board of Directors' policy do so on terms the same as could be obtained by unaffiliated oil and gas industry participants in arms-length transactions, albeit those terms are different than the turnkey agreement under which outside investors purchase fractional undivided working interests from Royale Energy.

Donald and Stephen Hosmer each have participated individually in 114 wells under the 1989 policy. The Hosmer Trust, a trust for the benefit of family members of Harry E. Hosmer, has participated in 113 wells.

Donald Hosmer's 2004 investments in wells under the 1989 policy totaled $137,716 in fractional interests in 14 wells. In 2004, Stephen Hosmer purchased fractional interests in 14 wells under the 1989 policy, for a total investment of $132,878. The Hosmer Trust purchased fractional interests in 14 wells during 2004 for a total investment of $138,492.

Current officers and directors paid $196,323 and $305,489 for their interests for the years ended December 31, 2004 and 2003, respectively. These amounts are either collected in advance or offset against compensation due.

Royale Energy's Chairman of the Board and former President, Harry E. Hosmer, renders management consulting services to Royale Energy on an ongoing basis. Royale Energy compensated Mr. Hosmer $138,600 for his consulting services in 2004 and pays his medical insurance costs. Mr. Hosmer's consulting services are in conjunction with his service on the board of directors, for which he receives reimbursement of expenses to attend meetings.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics for our directors and executive officers. The code is posted on our website, www.royl.com.

14

Proposal 2: OTHER MATTERS

At the date of mailing of this proxy statement, we are not aware of any business to be presented at the annual meeting other than those items previously discussed. The proxy being solicited by the board of directors provides authority for the proxy holders, Donald H. Hosmer and Stephen M. Hosmer, to use their discretion to vote on such other matters as may lawfully come before the meeting, including matters incidental to the conduct of the meeting, and any adjournment thereof.

OTHER INFORMATION

a) Independent Auditors - Auditors' Fees

The audit committee of the board of directors has selected Sprouse & Anderson, LLP, as the independent public accountants to examine the financial statements of Royale Energy and its subsidiaries for the year 2005. Sprouse & Anderson was engaged on July 27, 2004, and examined Royale Energy's financial statements for fiscal 2004.

From 1994 through 2003, Brown Armstrong served as the independent auditor of Royale Energy's financial statements. The audit committee terminated Brown Armstrong's engagement on July 13, 2004. During the Company's most recent two fiscal years and from January 1, 2004 through July 13, 2004, there were no disagreements with Brown Armstrong on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Brown Armstrong, would have caused Brown Armstrong to make reference to the subject matter of the disagreements in connection with its report.

The following table sets forth the aggregate fees billed by our previous independent accountants, Brown Armstrong for the years ended December 31, 2004 and 2003.

	2004	2003
Audit fees (1)	$ 53,214	$ 69,394
Audit-related fees (2)	22,292	12,796
Tax fees (3)	7,577	27,601
All other fees (4)	10,372	14,501
Total	$ 93,455	$124,292

The aggregate fees billed by Sprouse & Anderson for the year ended December 31, 2004, follow:

2004
Audit fees (1)	$ 20,867
Audit-related fees (2)	-
Tax fees (3)	-
All other fees (4)	-
Total	$ 20,867

15

(1) Audit fees are fees for professional services rendered for the audit of Royale Energy's annual financial statements, reviews of financial statements included in the company's Forms 10-Q, and reviews of documents filed with the U.S. Securities and Exchange Commission.

(2) Audit related fees consist of fees for services reasonably related to performance of the audit or review of Royale Energy's financial statements. For 2004 and 2003, these services include quarterly reviews of financial information.

(3) Tax fees consist of tax planning, consulting and tax return reviews.

(4) Other fees consist of work on registration statements under the Securities Act of 1933.

The audit committee of Royale Energy has adopted policies for the pre-approval of all audit and non-audit services provided by the company's independent auditor. The policy requires pre-approval by the audit committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the audit committee must approve the permitted service before the independent auditor is engaged to perform it.

No representatives of Sprouse & Anderson are expected to be present at the annual meeting. Although the audit committee has the sole responsibility to appoint the auditors as required under the Securities Exchange Act of 1934, the committee welcomes any comments from shareholders on auditor selection or performance. Comments may be sent to the audit committee chair, Dr. Oscar A. Hildebrandt, care of Royale Energy's executive office, 7676 Hazard Center Drive, Suite 1500, San Diego, California 92108.

b) Annual Report

Royale Energy's annual report for 2004, including financial statements, is being mailed to shareholders prior to or simultaneously with this proxy statement.

c) Method and Cost of Soliciting Proxies

The accompanying proxy is being solicited on behalf of the board of directors of Royale Energy. the expense of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof will be borne by Royale Energy. Proxies may be solicited by officers, directors, and employees of Royale Energy in person, or by mail, courier, telephone or facsimile. In addition, Royale Energy has retained ADP Proxy Services to solicit proxies by mail, courier, telephone and facsimile and to request brokerage houses and other nominees to forward soliciting material to beneficial owners. For these services Royale Energy will pay a fee of approximately $750.

d) Section 16(a) Beneficial Ownership Reporting Requirement

Section 16(a) of the Securities Exchange Act of 1934 and Securities and Exchange Commission regulations require that Royale Energy's directors, certain officers, and greater than 10 percent

16

shareholders file reports of ownership and changes in ownership with the SEC and the NASD and furnish Royale Energy with copies of all such reports they file. On March 5, 2004, director Oscar Hildebrandt filed a late Form 4 Report regarding the sale of 2,000 shares of our common stock on March 1 and 2, 2004. On March 31, 2004, chairman and director Harry Hosmer filed a late Form 4 Report regarding the resale to the company of options to purchase 14,063 shares of our common stock on March 25, 2004, and president and director Donald Hosmer filed a late Form 4 Report regarding the resale to the company of options to purchase 11,078 shares of our common stock on March 25, 2004. On May 10, 2004, director Oscar Hildebrandt filed a late Form 4 Report regarding the sale of 1,500 shares of our common stock on May 6 and 7, 2004. On August 30, 2004, director George Watters filed a late Form 4 Report regarding a sale of 4,994 shares of our common stock on May 21, 2004. Other than those late Form 4 filing, and based solely upon a review of the copies of the forms furnished to Royale Energy, or representations from certain reporting persons that no reports were required, Royale Energy believes that no other persons failed to file required reports on a timely basis during or in respect of 2004.

e) Additional Information

You may obtain, free of charge, a copy of Royale Energy's Annual Report on Form 10-K for the year ended December 31, 2004 (including the financial statements and schedules thereto) filed with the Securities and Exchange Commission by writing to Royale Energy's Secretary at 7676 Hazard Center Drive, Suite 1500, San Diego, California 92108. A copy of the Form 10-K may also be obtained from the SEC's website, www.sec.gov.

f) Proposals by Shareholders - 2006

Any proposal by a shareholder to be submitted for inclusion in proxy soliciting material for the 2006 annual shareholders meeting must be received by the corporate secretary of Royale Energy no later than May 7, 2006.

g) Other Matters

No proposals have been received from shareholders for inclusion in the proxy statement or action at the 2005 annual meeting. Management does not know of any matter to be acted upon at the meeting other than the matters above described. However, if any other matter should properly come before the meeting, the proxy holders named in the enclosed proxy will vote the shares for which they hold proxies in their discretion. Your vote at the annual meeting is important to us. Please vote your shares of common stock by completing the enclosed proxy card and returning it to us in the enclosed envelope.

By Order of the Board of Directors,

Date: August 1, 2005	Donald H. Hosmer
President and CEO

17

ROYALE ENERGY, INC.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Stephen M. Hosmer and Donald H. Hosmer as Proxies with the power to appoint their substitutes, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Royale Energy, Inc. held on record by the undersigned on August 2, 2005, at the Annual Meeting of Shareholders to be held in the Hilton Hotel Chicago, 720 South Michigan Avenue, Chicago, Illinois 60605, on September 1, 2005, at 11:00 a.m., Central Daylight Time.

1.	ELECTION OF DIRECTORS or any adjournment thereof. FOR ALL NOMINEES LISTED BELOW (EXCEPT AS MARKED TO THE CONTRARY BELOW).

(To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

Harry E. Hosmer Donald H. Hosmer	Stephen M. Hosmer Oscar Hildebrandt	George M. Watters Rodney Nahama	Gilbert C.L. Kemp

2.	To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

For	Against	Abstain

THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR PROPOSALS 1 and 2.

Please sign and date this Proxy. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, etc., please indicate your full title. Proxies received in this office later than 5:00 P.M. on August 31, 2005, will not be voted upon unless the shareholders are present to vote their shares.

Dated:
(Please mark, sign, date and return the Proxy Card promptly.)

Signature	Signature if held jointly